Exhibit 10.4

AMENDMENT TO LEASE AGREEMENT
THIS AMENDMENT TO LEASE AGREEMENT (this “Amendment”) is entered into as of May 25, 2018 (the “Amendment Date”), by and among HPT PSC PROPERTIES TRUST, a Maryland real estate investment trust, and HPT PSC PROPERTIES LLC, a Maryland limited liability company, as landlord (collectively, “Landlord”), and TA OPERATING LLC, a Delaware limited liability company, as tenant (“Tenant”).
W I T N E S S E T H:
WHEREAS, pursuant to the terms of that certain Lease Agreement, dated as of May 30, 2007, by and among Landlord and Tenant (as successor by merger with Petro Stopping Centers, L.P.), as amended and modified (as so amended and modified, the “Lease”), Landlord leases to Tenant and Tenant leases from Landlord certain premises at various locations, as more particularly described in the Lease; and
WHEREAS, HPT PSC Properties Trust has acquired the fee interest in the real property consisting of approximately six acres of land in Beaumont, Texas (the “Beaumont Parcel”), which Beaumont Parcel is adjacent to the portion of the Leased Property located at 5405 Walden Road, as more particularly described on Exhibit A-34 to the Lease; and
WHEREAS, HPT PSC Properties Trust has acquired the fee interest in the real property consisting of approximately 3.3 acres of land in Weatherford, Texas (the “Weatherford Parcel”), which Weatherford Parcel is adjacent to the portion of the Leased Property located at 2001 Santa Fe Drive, as more particularly described on Exhibit A-38 to the Lease; and
WHEREAS, Landlord and Tenant desire to amend the Lease to include the Beaumont Parcel and the Weatherford Parcel, subject to the terms and conditions of this Amendment;
NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:
1.    Capitalized Terms. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Lease.
2.    Exhibit 34. Effective as of the Amendment Date, Exhibit A-34 to the Lease is hereby deleted in its entirety and Exhibit A-34 attached hereto is hereby inserted in its place.
3.    Exhibit A-38. Effective as of the Amendment Date, Exhibit A-38 to the Lease is hereby deleted in its entirety and Exhibit A-38 attached hereto is hereby inserted in its place.
4.    Statement of Limited Liability. THE DECLARATION OF TRUST ESTABLISHING HPT PSC PROPERTIES TRUST, DATED MAY 23, 2007, AS AMENDED AND SUPPLEMENTED, AS FILED WITH THE STATE DEPARTMENT OF ASSESSMENTS AND TAXATION OF MARYLAND, PROVIDES THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF HPT PSC PROPERTIES TRUST SHALL BE

{B2220310; 1}

HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, HPT PSC PROPERTIES TRUST. ALL PERSONS DEALING WITH HPT PSC PROPERTIES TRUST IN ANY WAY SHALL LOOK ONLY TO THE ASSETS OF HPT PSC PROPERTIES TRUST FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.
5.    Ratification. As amended hereby, the Lease is hereby ratified and confirmed and all other terms remain in full force and effect.

[Signature Pages Follow]

IN WITNESS WHEREOF, Landlord and Tenant have caused this Amendment to be duly executed, as a sealed instrument, as of the date first set forth above.

LANDLORD:
HPT PSC PROPERTIES TRUST

By:	/s/ John G. Murray
John G. Murray
President

HPT PSC PROPERTIES LLC

By:	/s/ John G. Murray
John G. Murray
President

TENANT:

TA OPERATING LLC

By:	/s/ Mark R. Young
Mark R. Young
Executive Vice President and General Counsel

[Signature Page to Amendment to Lease Agreement]

EXHIBIT A-34
[See attached legal description for Beaumont, Texas property]

Beaumont, TX (#4)
5405 Walden Road
Beaumont, TX 77705

Exhibit A – 34

Legal Description

TRACT I:

BEING a 20.000 acre (871,200 square feet) tract of land out of and a part of that certain 39.9195 acre tract conveyed to J.A. Cardwell and G.R. Russell by deed dated October 6, 1978 and recorded in Volume 2115, Page [illegible]0 of the Deed Records of Jefferson County, Texas, and also the K. R. White called 2.914 acre tract and all being situated in the Samuel Stivers League, Abstract No. 51, Jefferson County, Texas, and being more particularly described as follows:

BEGINNING at an iron rod in the southerly line of Walden Road, also being the northeasterly corner of the said K. R. White tract and also being the most easterly north corner of the tract herein described;

THENCE SOUTH 30° 39' WEST along the easterly line of said K. R. White tract and the most easterly line of tract herein described, a distance of 584.31 feet to an iron rod for corner;

THENCE NORTH 60° 42' 15" WEST along the southerly K. R. White tract, a distance of 210.45 feet to an iron rod for corner;

THENCE SOUTH 89° 59' WEST, 112.00 feet to an iron rod for corner;

THENCE SOUTH 00° 03' EAST along the easterly line of said Cardwell and Russell tract, a distance of 416.37 feet to an iron rod for the most southerly corner of tract herein described;

THENCE NORTH 63° 21' 30" WEST along the southerly line of tract herein described, a distance of 533.95 feet to an "X" in concrete for corner;

THENCE NORTH 25° 59' 25" EAST along the westerly line of tract herein described, a distance of 390.00 feet to an "X" in concrete for corner;

THENCE NORTH 60° 00' 35" WEST along the southerly line of tract herein described, a distance of 634.00 feet to an iron rod for corner in the southeasterly right of way line of Interstate Highway 10;

THENCE NORTH 41° 38' 32" EAST along the southeasterly right of way line of Interstate Highway 10 and the northwesterly line of tract herein described, a distance of 408.15 feet to an iron rod for corner;

THENCE NORTH 68° 34' 27" EAST, 206.72 feet along the southeasterly line of Interstate Highway 10, a concrete monument for corner, same also marking the new south line of Walden Road;

THENCE SOUTH 68° 17' 02" EAST, 72.52 feet along the south line of Walden Road, a concrete monument for angle point;

THENCE SOUTH 66° 14' 21" EAST, 104.37 feet along the south line of Walden Road, a concrete monument for angle point;

THENCE SOUTH 61° 52' EAST along the south line Walden Road, a distance of 103.00 feet to a concrete monument for corner;

THENCE NORTH 29° 45' EAST, 30.00 feet to a point in the original south line of Walden Road, an iron rod for corner;

THENCE SOUTH 60° 42' EAST, 676.15 feet along the original south line of Walden Road to an iron rod for corner;

THENCE SOUTH 70° 33' EAST along the south line of Walden Road and north line of K. R. White tract, a distance of 108.78 feet to the PLACE OF BEGINNING and containing in area 20.000 acres (871,200 square feet) of land, more or less.

SAVE AND EXCEPT that certain 12.970 acre tract conveyed to Masilla Capital Corporation in Deed recorded under County Clerk's Film No. 102-47-0511 of the Real Property Records of Jefferson County, Texas.

SAVE AND EXCEPT that certain 0.5139 acre tract conveyed to the City of Beaumont in Special Warranty Deed recorded under County Clerk's File No. 1999045013 Official Public Records of Real Property of Jefferson County, Texas.

TRACT II:

BEING a 12.970 acre tract of land out of and a part of that certain 39.9195 acre tract conveyed to J. A. Cardwell and G. R. Russell by deed dated October 6, 1978 and recorded in Volume 2115, Page 30 of the Deed Records of Jefferson County, Texas, also being a part of the M. B. Hebert 55.774 acre tract and a part of Lot 2, Block 1 of C. B. Smith's Beaumont Citrus Fruit Gardens as recorded in Volume 3, Page 17 of the Map Records of said County, all being situated in the Samuel Stivers League, Abstract 51, Beaumont, Jefferson County, Texas;

BEGINNING at an iron rod found in the southerly line of Walden Road, same also marking the northerly corner of the K. R. White 2.914 acre tract and also being the most easterly north corner of the 12.970 acre tract of land herein described;

THENCE South 52 deg. 42 min. West along the northwesterly line of said 2.914 acre tract and along the southeasterly line of the 12.970 acre tract herein described, a distance of 580.54 feet to an iron rod set marking the southeasterly corner of the 12.970 acre tract;

THENCE North 76 deg. 08 min. 56 sec. West, along the south line of said 12.970 acre tract, a distance of 320.30 feet to a P. K. nail found set in concrete marking a southwesterly corner of the 12.970 acre tract;

TRACT V:
Being that certain parcel of land located in Samuel Stiver League, Abstract No. 51, Jefferson County, Texas, and being the residue of a called 39.193 acre tract of land conveyed to James A. Cardwell by Warranty Deed recorded under Jefferson County Clerk’s file No. 8626501, said residue being bounded on the north by that certain 22.47 acre parcel described by metes and bounds in Special Warranty Deed recorded under Jefferson County Clerk’s File No. 2007021521, bounded on the west by the east line of Lots 3 & 4 in Block 1 of C.S. Smith’s Beaumont Citrus Fruit Gardens pursuant to the plat recorded in Volume 3, Page 17 of the Map Records of Jefferson County, Texas and being carried under JEFFERSON COUNTY APN 232219-000-005100-00000-9, PROPERTY ID 120050.

EXHIBIT A-38
[See attached legal description for Weatherford, Texas property]

Weatherford, TX (#2)
2001 Santa Fe Drive
Weatherford, TX 76086

Exhibit A - 38

Legal Description

√TRACT ONE:

BEING A PORTION OF THE R. NOWLING SURVEY, ABSTRACT NO. 998, AND THE H. INMAN SURVEY, ABSTRACT NO. 724, IN PARKER COUNTY, TEXAS, AND DESCRIBED BY METES AND BOUNDS AS FOLLOWS, TO WIT:

COMMENCING AT A 1/2 INCH IRON PIN IN THE NORTH RIGHT OF WAY LINE OF INTERSTATE HIGHWAY NO. 20, BY DEED CALL 506.57 FEET NORTH AND 1301.14 FEET EAST FROM THE SOUTHWEST CORNER OF SAID INMAN SURVEY;

THENCE SOUTH 76 DEGREES 47 MINUTES 00 SECONDS WEST, WITH THE NORTH RIGHT OF WAY LINE OF SAID HIGHWAY 640.00 FEET TO THE POINT OF BEGINNING OF THIS TRACT HEREIN DESCRIBED;

THENCE SOUTH 76 DEGREES 47 MINUTES 00 SECONDS WEST, WITH INTERSTATE HIGHWAY NO. 20, 219.60 FEET TO A 1/2 INCH IRON PIN AT THE INTERSECTION OF THE NORTH RIGHT OF WAY LINE OF INTERSTATE NO. 20 WITH THE NORTH RIGHT OF WAY LINE OF F.M. HIGHWAY # 2552;

THENCE WITH THE NORTH RIGHT OF WAY LINE OF F.M. HIGHWAY # 2552, NORTH 67 DEGREES 56 MINUTES 00 SECONDS WEST 467.76 FEET, NORTH 76 DEGREES 46 MINUTES 00 SECONDS WEST 32.90 FEET AND NORTH 67 DEGREES 56 MINUTES 00 SECONDS WEST 200.00 FEET TO A 1/2 INCH IRON PIN;

THENCE NORTH 00 DEGREES 39 MINUTES 00 SECONDS EAST, 711.46 FEET TO A 5/8 INCH IRON PIN;

THENCE NORTH 89 DEGREES 59 MINUTES 38 SECONDS EAST, 626.83 FEET TO A 5/8 INCH IRON PIN;

THENCE SOUTH 14 DEGREES 28 MINUTES 04 SECONDS EAST, 598.46 FEET TO A POINT FOR CORNER;

THENCE SOUTH 13 DEGREES 13 MINUTES 00 SECONDS EAST, GENERALLY WITH A FENCE, 350.00 FEET TO THE POINT OF BEGINNING AND CONTAINING 14.7500 ACRES OF LAND, MORE OR LESS.

SAVE AND EXCEPT that portion conveyed to James A. Cardwell, Sr., doing business as Cardwell Properties, joined by his wife, Martha Evonne Cardwell by General Warranty Deed dated May 19, 1994, filed October 24, 1994, recorded in Volume 1615, Page 443 of the Real Property Records of Parker County, Texas.

TRACT TWO:

BEING A PORTION OF THE H. INMAN SURVEY, ABSTRACT #724, PARKER COUNTY, TEXAS, BEING A PART OF THAT CERTAIN 2.812 ACRE TRACT AND DESCRIBED BY METES AND BOUNDS AS FOLLOWS:

COMMENCING AT A 1/2 INCH IRON PIN IN THE NORTH RIGHT OF WAY LINE OF INTERSTATE HIGHWAY # 20, BY DEED CALL 506.57 FEET NORTH AND 1301.14 FEET EAST FROM THE SOUTHWEST CORNER OF SAID INMAN SURVEY;

THENCE SOUTH 76 DEGREES 47 MINUTES WEST, WITH THE NORTH RIGHT OF WAY LINE OF SAID HIGHWAY AT 290.0 FEET THE SOUTHEAST CORNER OF SAID 2.812 ACRE TRACT, IN ALL 400.4 FEET TO THE POINT OF BEGINNING OF THIS TRACT HEREIN DESCRIBED:

THENCE SOUTH 76 DEGREES 47 MINUTES WEST, WITH THE NORTH RIGHT OF WAY OF SAID HIGHWAY 239.6 FEET TO A 1 INCH GALVANIZED PIPE, THE SOUTHWEST CORNER OF SAID 2.812 ACRE TRACT;

THENCE NORTH 13 DEGREES 13 MINUTES WEST, 350.00 FEET TO THE NORTHWEST CORNER OF SAID 2.812 ACRE TRACT;

THENCE NORTH 76 DEGREES 47 MINUTES EAST, WITH THE NORTH LINE OF SAID TRACT, 240.3 FEET;

THENCE SOUTH 13 DEGREES 05 MINUTES 51 SECONDS EAST, 350.0 FEET TO THE POINT OF BEGINNING AND CONTAINING 1.928 ACRES OF LAND, MORE OR LESS.

SAVE AND EXCEPT that portion conveyed to James A. Cardwell, Sr., doing business as Cardwell Properties, joined by his wife, Martha Evonne Cardwell by General Warranty Deed dated May 19, 1994, filed October 24, 1994, recorded in Volume 1615, Page 443 of the Real Property Records of Parker County, Texas.

TRACT THREE:

BEING A PORTION OF THE R. NOWLING SURVEY, ABSTRACT NO. 998 AND THE H. INMAN SURVEY, ABSTRACT NO. 724, IN PARKER COUNTY, TEXAS, DESCRIBED BY METES AND BOUNDS AS FOLLOWS:

COMMENCING AT A POINT IN THE NORTH RIGHT OF WAY OF INTERSTATE HIGHWAY NO. 20, BY DEED CALL 506.57 FEET NORTH AND 1301.14 FEET EAST FROM THE SOUTHWEST CORNER OF SAID INMAN SURVEY;

THENCE SOUTH 76 DEGREES 47 MINUTES WEST, WITH SAID RIGHT OF WAY, 640.0 FEET;

THENCE NORTH 13 DEGREES 13 MINUTES WEST, 350.0 FEET TO THE POINT OF

BEGINNING OF THIS TRACT HEREIN DESCRIBED;

THENCE NORTH 14 DEGREES 28 MINUTES 04 SECONDS WEST, 598.46 FEET TO THE NORTHEAST CORNER OF A 14.75 ACRE TRACT;

THENCE SOUTH 89 DEGREES 59 MINUTES 38 SECONDS WEST, 626.83 FEET TO THE NORTHWEST CORNER OF A 14.75 ACRE TRACT;

THENCE NORTH OO DEGREES 39 MINUTES 00 SECONDS EAST, 115.0 FEET;

THENCE SOUTH 89 DEGREES 20 MINUTES 27 SECONDS EAST 185.99 FEET;

THENCE NORTH 00 DEGREES 39 MINUTES 00 SECONDS EAST, 205.6 FEET;

THENCE NORTH 89 DEGREES 59 MINUTES 38 SECONDS EAST, 624.56 FEET;

THENCE SOUTH 13 DEGREES 05 MINUTES 51 SECONDS EAST, 865.49 FEET;

THENCE SOUTH 76 DEGREES 47 MINUTES 00 SECONDS WEST, 240.3 FEET TO THE POINT OF BEGINNING AND CONTAINING 8.561 ACRES OF LAND, MORE OR LESS.

TRACT FOUR:

PARCEL A:

BEING 1.51 acres, more or less, situated and being a portion of the Henry Inman Survey, Abstract No. 724, Parker County, Texas and being a portion of all those certain Lots, Tracts or Parcels of land conveyed to James A. Cardwell by deed recorded in Volume 1361, Page 1100, Real Records, Parker County, Texas and being more particularly described by metes and bounds as follows:

COMMENCING at a large nail found in the north right of way line of Interstate Highway No. 20, said nail being called by deed to be North 907.41 feet and East 1301.14 feet from the southwest corner of said Henry Inman Survey;

THENCE North 12 deg. 46 min. 51 sec. West 390.01 feet to an iron rod set;

THENCE South 76 deg. 47 min. 00 sec. West 127.99 feet to an iron rod set for a place of beginning;

THENCE North 13 deg. 05 min. 51 sec. West 242.46 feet to an iron rod set;

THENCE South 78 deg. 57 min. 45 sec. West 272.18 feet to an iron rod set;

THENCE South 13 deg. 05 min. 51 sec. West 242.46 feet to a point for the southwest corner of this tract;

THENCE North 78 deg. 57 min. 45 sec. East 272.18 feet to Place of Beginning.

PARCEL B:

Easement Estate created by that certain Drainage Easement Agreement by and between Desarrollo Texas No. 1, L.P. and James A. Cardwell and Martha Evonne Cardwell, dated November 4, 2003, filed December 1, 2003, and recorded in/under Volume 2171, Page 576 of the Real Property Records of PARKER County, Texas over and across the following described tract of land:

BEING 0.839 acres situated in and being a portion of the HENRY INMAN SURVEY, ABSTRACT No. 724, Parker County, Texas and being a portion of all those certain Lots, Tracts or Parcels of land Conveyed to James A. Cardwell by deed recorded in Volume 1361, Page 111, and a portion of all that certain Lot, Tract or Parcel of land conveyed to KKH Family Limited Partnership by deed recorded in Volume 2077, Page 892, Real Records, Parker County, Texas, and being more particularly described by metes and bounds as follows:

COMMENCING at a large nail found in the north right of way line of Interstate Highway No. 20, said nail being called by deed to be North 907.41 feet and East 1301.14 feet from the southwest corner of said Henry Inman Survey;

THENCE North 12 deg. 46 min. 51 sec. West 390.01 feet to an iron rod set;

THENCE South 76 deg. 47 min. 00 sec. West 127.99 feet to an iron rod set;

THENCE North 13 deg. 05 min. 51 sec. West 242.46 feet to an iron rod set;

THENCE South 78 deg. 57 min. 45 sec. West 112.64 feet to the Point of Beginning;

THENCE South 78 deg. 57 min. 45 sec. West 56.44 feet to a point;

THENCE North 33 deg. 49 min. 41 sec. East 440.44 feet to a point;

THENCE North 17 deg. 04 min. 04 sec. East 181.50 feet to a point;

THENCE South 89 deg. 54 min. 21 sec. East 255.23 feet to a point;

THENCE North 31 deg. 02 min. 53 sec. East 51.11 feet to a point on the bank of a creek;

THENCE South 58 deg. 57 min. 07 sec. East along said creek, 40.0 feet to a point;

THENCE South 31 deg. 02 min. 53 sec. West leaving said creek, 79.77 feet to a point;

THENCE North 89 deg. 54 min. 21 sec. West 248.27 feet to a point;

THENCE South 17 deg. 04 min. 04 sec. West 157.78 feet to a point;

THENCE South 33 deg. 49 min. 41 sec. West 406.52 feet to the Point of Beginning and containing 0.839 acres of land, more or less.

TRACT FIVE:
That certain tract or parcel of land, lying and being located within Henry Inman Survey, Abstract No. 724, Parker County, Texas, and being bounded on the East by a 27.29 acre parcel described in Warranty Deed to Desarrollo Texas I, LP recorded in Volume 2171, Page 573. on the West and the North by those tracts described in Special Warranty Deed to HPT PSC Properties Trust recorded in Volume 2544, Page 1151 of the Real Property Records of Parker County, and bounded on the south by Interstate Highway No. 20 frontage road.